                                   EXHIBIT 24
                                   ----------



                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                        OF OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 24th day of March, 1996.



                                /s/ Joseph C. Gathe, M.D.
                               ------------------------------------
                               Joseph C. Gathe, M.D.

                               POWER OF ATTORNEY
                          OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 27th day of March, 1996.



                                /s/ John R. Wolf
                               ------------------------------------
                               John R. Wolf

                               POWER OF ATTORNEY
                          OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 22nd day of March, 1996.



                                /s/ Michael R. Deitz, M.D.
                               ------------------------------------
                                Michael R. Deitz, M.D.

                               POWER OF ATTORNEY
                          OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 24th day of March, 1996.



                                /s/ Andrew F. Pollet
                               ------------------------------------
                                Andrew F. Pollet

                               POWER OF ATTORNEY
                          OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 22nd day of March, 1996.



                                /s/ Peter J. Utrata
                               ------------------------------------
                                Peter J. Utrata, M.D.

                               POWER OF ATTORNEY
                          OFFICERS AND/OR DIRECTORS OF
                             STAAR SURGICAL COMPANY


     The undersigned officer and/or director of Staar Surgical Company, a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 29, 1995, an Integrated Annual Report on Form 10-K ("Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints John R. Wolf and William Huddleston and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Report, and any and all applications or other documents to be filed pertaining to such Report with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     EXECUTED this 27th day of March, 1996.



                                /s/ William C. Huddleston
                               ------------------------------------
                                William C. Huddleston